UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2009

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On September 14, 2009, Toys “R” Us, Inc. (the “Company”) provided unaudited financial statements for its wholly-owned subsidiary Toys “R” Us Property Company I, LLC (“Toys Property”) (the “Toys Property Unaudited Quarterly Financial Statements”) to the administrative agents under the indenture for Toys Property’s 10.75% Senior Notes due 2017 (the “Notes”). The Toys Property Unaudited Quarterly Financial Statements include:

•	Condensed Consolidated Balance Sheets as of August 1, 2009 and January 31, 2009;

•	Condensed Consolidated Statements of Operations for the thirteen and twenty-six weeks ended August 1, 2009 and August 2, 2008;

•	Condensed Consolidated Statements of Cash Flows for the twenty-six weeks ended August 1, 2009 and August 2, 2008;

•	Condensed Consolidated Statements of Member’s Capital (Deficit) for the twenty-six weeks ended August 1, 2009 and August 2, 2008;

•	Notes to Condensed Consolidated Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

A copy of the Toys Property Unaudited Quarterly Financial Statements is attached as Exhibit 99.1 to this report and is incorporated herein by reference into this Item 7.01.

On September 14, 2009, the Company also provided unaudited financial statements for its wholly-owned subsidiary Toys “R” Us-Delaware, Inc. (“Toys Delaware”) (the “Toys Delaware Unaudited Quarterly Financial Statements”) to the administrative agents under the indenture for the Notes. The Toys Delaware Unaudited Quarterly Financial Statements include:

•	Condensed Consolidated Balance Sheets as of August 1, 2009, January 31, 2009 and August 2, 2008;

•	Condensed Consolidated Statements of Operations for the thirteen and twenty-six weeks ended August 1, 2009 and August 2, 2008;

•	Condensed Consolidated Statements of Cash Flows for the twenty-six weeks ended August 1, 2009 and August 2, 2008;

•	Condensed Consolidated Statements of Stockholder’s Equity for the twenty-six weeks ended August 1, 2009 and August 2, 2008;

•	Notes to Condensed Consolidated Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

A copy of the Toys Delaware Unaudited Quarterly Financial Statements is attached as Exhibit 99.2 to this report and is incorporated herein by reference into this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Toys Property Unaudited Quarterly Financial Statements.

99.2	Toys Delaware Unaudited Quarterly Financial Statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: September 14, 2009	By:	/s/ F. Clay Creasey
		Name:	F. Clay Creasey
		Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Toys Property Unaudited Quarterly Financial Statements.

99.2	Toys Delaware Unaudited Quarterly Financial Statements.

4